UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2023 (December 1, 2023)

Humana Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-5975	61-0647538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
500 West Main Street, Louisville, Kentucky 40202
(Address of principal executive offices, including zip code)

(502) 580-1000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	HUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

Members of Humana Inc.’s (the “Company”) senior management team are scheduled to meet with investors and analysts at various meetings between December 1, 2023 and December 31, 2023. During these meetings, the Company intends to reaffirm its guidance of at least $26.31 in diluted earnings per common share (“EPS”) or at least $28.25 in adjusted earnings per common share (“Adjusted EPS”), in each case for the year ending December 31, 2023 (“FY 2023”). This guidance is consistent with the guidance issued in Humana’s press release dated November 1, 2023. The date and time of presentations to investors are available via the Investor Relations calendar of events on the Company’s website at www.humana.com.

The Company has included Adjusted EPS in this current report, a financial measure that is not in accordance with Generally Accepted Accounting Principles (“GAAP”). Management believes that this measure, when presented in conjunction with the comparable measure of GAAP EPS, provides a comprehensive perspective to more accurately compare and analyze the Company’s core operating performance over time. Consequently, management uses Adjusted EPS as a consistent and uniform indicator of the Company’s core business operations from period to period, as well as for planning and decision-making purposes and in determination of incentive compensation. Adjusted EPS should be considered in addition to, but not as a substitute for, or superior to, GAAP EPS. A reconciliation of GAAP EPS to Adjusted EPS follows:

Diluted earnings per common share	FY 2023 Guidance
GAAP	at least $26.31
Amortization of identifiable intangibles	0.53
Put/call valuation adjustments associated with Company's non-consolidating minority interest investments	1.13
Transaction and integration costs	(0.38)
Change in fair market value of publicly-traded equity securities	(0.01)
Impact of exit of employer group commercial medical products business	0.13
Accrued charge related to certain anticipated litigation expenses	0.84
Value creation initiatives	0.42
Cumulative net tax impact of non-GAAP adjustments	(0.72)
Adjusted (non-GAAP) – FY 2023 projected	at least $28.25

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/s/ John-Paul W. Felter
John-Paul W. Felter
Senior Vice President, Chief Accounting Officer & Controller
(Principal Accounting Officer)
Dated: December 1, 2023